Summary Prospectus Supplement	February 28, 2023

Putnam Research Fund

Summary Prospectus dated November 30, 2022

Effective February 28, 2023, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio Managers

Kathryn Lakin, Director of Equity Research, portfolio manager of the fund since 2014
Jacquelyne Cavanaugh, Portfolio Manager, Analyst, portfolio manager of the fund since 2014
Matthew LaPlant, Portfolio Manager, Quantitative Analyst, portfolio manager of the fund since 2023
Andrew O’Brien, Portfolio Manager, Analyst, portfolio manager of the fund since 2018
William Rives, Portfolio Manager, Analyst, portfolio manager of the fund since 2019
Walter Scully, Portfolio Manager, Analyst, portfolio manager of the fund since 2010

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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